           LETTER OF TRANSMITTAL (INCLUDING FORM W-9 AND GUIDELINES)

                          TRANS WORLD AIRLINES, INC.

 OFFER TO  EXCHANGE ITS 12%  SENIOR SECURED NOTES  DUE 2002, WHICH  HAVE BEEN
  REGISTERED UNDER  THE SECURITIES ACT OF 1933, AS AMENDED, FOR  ANY AND ALL
    OF ITS OUTSTANDING 12% SENIOR SECURED NOTES DUE 2002

                 PURSUANT TO THE PROSPECTUS DATED      , 1997

THE  EXCHANGE OFFER WILL EXPIRE  AT 5:00 P.M., NEW  YORK CITY TIME, ON       ,
 1997,  UNLESS EXTENDED  (THE "EXPIRATION  DATE"). TENDERS  MAY BE  WITHDRAWN
  BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                              The Exchange Agent:
                   FIRST SECURITY BANK, NATIONAL ASSOCIATION

                      By Mail, Overnight Courier or Hand:
                   FIRST SECURITY BANK, NATIONAL ASSOCIATION
                           CORPORATE TRUST SERVICES
                             79 SOUTH MAIN STREET
                          SALT LAKE CITY, UTAH 84111

                            TELEPHONE: 801/246-5630
                            FACSIMILE: 801/246-5053

  Delivery of the Letter of Transmittal and Old Note Certificates (as defined below) to an address other than as set forth above, or transmission of instructions via facsimile to a number other than as set forth above, will not constitute a valid delivery. No Letters of Transmittal and no Old Note Certificates should be sent to the Company.

PLEASE  READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE EXECUTION.  THE
 EXCHANGE  AGENT  CAN  ASSIST  YOU  IN COMPLETING  THIS  FORM  AND  PROVIDING
  ADDITIONAL  COPIES OF THE LETTER  OF TRANSMITTAL. THE INSTRUCTIONS TO  THE
   LETTER  OF TRANSMITTAL MUST BE FOLLOWED. PLEASE DIRECT ANY  QUESTIONS TO
    THE EXCHANGE AGENT.

           DESCRIPTION OF SURRENDERED OLD NOTE CERTIFICATES TENDERED
                   PLEASE FILL IN (SEE INSTRUCTIONS 3 AND 4)*
--------------------------------------------------------------------------------

 NAME(S) AND
ADDRESS(ES) OF
  REGISTERED
  HOLDER(S)
  (IF BLANK,        OLD NOTE
PLEASE FILL IN   CERTIFICATE(S)
  EXACTLY AS        ENCLOSED
     NAME           (ATTACH
 APPEAR(S) ON      ADDITIONAL
   OLD NOTE      SIGNED LIST IF
CERTIFICATE(S)     NECESSARY)
-------------------------------


                  TOTAL PRINCIPAL AMOUNT
     OLD NOTE          OF OLD NOTES
  CERTIFICATE(S)    REPRESENTED BY OLD
      NUMBERS      NOTE CERTIFICATE(S)
----------------------------------------
----------------------------------------
----------------------------------------
----------------------------------------
----------------------------------------
  TOTAL PRINCIPAL
  AMOUNT OF NOTES

* Need not be completed if Old Notes are being tendered by book-entry transfer. Unless you indicate otherwise, you will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Total Principal Amount of Notes Represented by Old Note Certificate(s)."

 [_] Check here if Tendered Old Notes are being delivered by The Depository Trust Company ("DTC") to the Exchange Agent's account at DTC and complete the following:

 Name of Tendering Institution: ____________________________________________

 DTC Book-Entry Account No. ________________________________________________

 Transaction Code No.: _____________________________________________________


 [_] Check here if Tendered Old Notes are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Exchange Agent and complete the following:

 Name(s) of Registered Holder(s): __________________________________________

 Window Ticket Number (if any): ____________________________________________

 Date of Execution of Notice of Guaranteed Delivery: _______________________

 Name of Institution which guaranteed delivery: ____________________________


 If delivery by book-entry transfer, complete the following:
 Account Number:         Transaction Code Number:

 [_] Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.

 Name: _____________________________________________________________________

 Address: __________________________________________________________________

Dear Noteholder:

  The Letter of Transmittal (the "Letter of Transmittal") is being sent to
you, along with the Prospectus dated        , 1997 (the "Prospectus") of Trans
World Airlines, Inc., a Delaware corporation (the "Company"). Together, the Prospectus and the Letter of Transmittal constitute the Company's offer (the "Exchange Offer") to exchange its 12% Senior Secured Notes due 2002 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for an equal principal amount at maturity of its outstanding 12% Senior Secured Notes due 2002 (the "Old Notes," and collectively with the New Notes, the "Notes"). The Exchange Offer is being effected in accordance with the terms and conditions specified in the Registration Rights Agreement dated as of March 31, 1997 between the Company and the Initial Purchaser of the Old Notes (the "Registration Rights Agreement"). Capitalized terms used and not otherwise defined herein have the meaning given to them in the Prospectus.

  Under the terms of the Exchange Offer, the holder of each Old Note accepted for exchange will receive a New Note having a principal amount at maturity equal to that of the surrendered Old Note. The form and terms of the New Notes are generally the same as the form and terms of the Old Notes, except that the New Notes have been registered under the Securities Act and therefore will not bear legends restricting their transfer. The New Notes will mature on October 1, 2002 and will accrue cash interest at a rate of 12% per annum, with interest payable on April 1 and October 1 of each year commencing October 1, 1997. If (i) the Exchange Offer is not consummated on or before July 29, 1997 or (ii) the Registration Statement becomes effective and later ceases to be effective or usable (subject to certain exceptions) in the resale of New Notes according to and during the periods specified in the Registration Rights Agreement (each such event referred to in (i) or (ii) above, a "Registration Default"), the Company will pay liquidated damages ("Liquidated Damages") to each holder of Notes that are, at the time of the Registration Default, subject to certain transfer restrictions under the Securities Act ("Transfer Restricted Notes"), as more fully described in the Registration Rights Agreement. During the first 90-day period immediately following a Registration Default, each holder of Transfer Restricted Notes will be entitled to Liquidated Damages of $0.05 per week per Transfer Restricted Note held by such Holder. Following the initial 90-day period following a Registration Default, Liquidated Damages will increase by an additional $0.05 per week per Transfer Restricted Note for each subsequent 90-day period until the Registration Statement is declared effective or again becomes effective, up to maximum Liquidated Damages of $0.25 per week per Transfer Restricted Note with respect to any Registration Default.

  The Company will be entitled to close the Exchange Offer 30 days after its commencement, provided that it has accepted all Notes theretofore validly tendered in accordance with the terms of the Exchange Offer. The Company reserves the right, at any time or from time to time and in its sole discretion, to extend the Exchange Offer, in which case the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company will notify the Exchange Agent of any extension of the Exchange Offer by oral or written notice and will mail to the registered holders an announcement thereof, before 5:00 P.M., New York City time, on the next business day after the then Expiration Date.

  You may exchange Old Notes by (i) completing and signing the Letter of Transmittal or a facsimile thereof, with the signatures thereon guaranteed as required, and mail or otherwise deliver such Letter of Transmittal or such facsimile, together with certificates representing Old Notes ("Old Note Certificates") and any other required documents to First Security Bank, National Association as the "Exchange Agent," at the address set forth above or (ii) requesting your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you. You must use the Letter of Transmittal to exchange Notes (i) if you are physically delivering Old Note Certificates with the Letter of Transmittal; (ii) if you are a DTC participant whose name appears on a security position that lists you as the owner of Old Notes, and you are tendering Old Notes by book-entry transfer to the Exchange Agent's DTC account; or (iii) if you are tendering Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Please note that delivery of documents to DTC does not constitute delivery to the Exchange Agent.

  The term "holder" with respect to the Exchange Offer means any person (i) in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder; or (ii) whose Old Notes are held of record by DTC and who desires to deliver such Old Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered the Letter of Transmittal to indicate the action the undersigned desires to take regarding the Exchange Offer. Holders who wish to tender their Old Notes must complete the Letter of Transmittal in its entirety.

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby acknowledges receipt of the Letter of Transmittal and surrenders to the Exchange Agent the principal amount of Old Notes indicated above. The undersigned agrees that full execution of the Letter of Transmittal will constitute surrender of all Old Notes indicated herein.

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes being tendered hereby.

  The tender of Old Notes by a holder as set forth in the Letter of Transmittal will constitute an agreement between such holder and the Company in accordance with the terms and subject to the conditions set forth in the Prospectus, the Letter of Transmittal and the Registration Rights Agreement.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the Company accepts the same. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate" within the meaning of Rule 405 of the Securities Act ("Rule 405").

  The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission that holders (other than Rule 405 "affiliates") may offer for resale, resell and otherwise transfer of the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that the holders acquire such New Notes in the ordinary course of business and the holders have no arrangement or understanding with any person to participate in the distribution of the New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that it acquired the Old Notes to be exchanged for the New Notes as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  The undersigned will, upon request, execute and deliver any additional documents the Company deems to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered by the Letter of Transmittal. All authority conferred or agreed to be conferred in, and every obligation of the undersigned under, the Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under "The Exchange Offer--Withdrawal of Tenders."

                         SPECIAL ISSUANCE INSTRUCTIONS*
                        (SEE INSTRUCTIONS 1, 4, 5 AND 6)

  To be completed ONLY if New Notes are to be issued in a name other than the name of the registered holder of the Old Notes.

  ISSUE NEW NOTES TO:

Name____________________________________________________________________________
                             (Please Type or Print)

Address_________________________________________________________________________

--------------------------------------------------------------------------------
                               (Include Zip Code)

________________________________________________________________________________
                   (Taxpayer ID Or Social Security Number(s))

                        (See Substitute Form W-9 below)
                         SPECIAL DELIVERY INSTRUCTIONS*
                        (SEE INSTRUCTIONS 1, 4, 5 AND 6)

  To be completed ONLY if New Notes are to be sent to someone other than the undersigned, or the undersigned at an address other than the address shown in the space indicated under the box entitled "Description of Surrendered Old Note Certificates Tendered."

  MAIL NEW NOTES TO:

Name____________________________________________________________________________

Address_________________________________________________________________________

--------------------------------------------------------------------------------
                               (Include Zip Code)

            TO BE COMPLETED BY ALL SURRENDERING HOLDERS OF OLD NOTES
                       (SEE "IMPORTANT TAX INFORMATION")
            PAYER'S NAME: FIRST SECURITY BANK, NATIONAL ASSOCIATION


 SUBSTITUTE            PART I -- PLEASE
                       PROVIDE YOUR TIN IN THE
                       BOX AT THE RIGHT AND
                       CERTIFY BY SIGNING AND
                       DATING BELOW.

 FORM W-9                                             _______________________
                                                      Social Security Number

 DEPARTMENT OF THE

 TREASURY INTERNAL REVENUE                                      or
 SERVICE


                                                      _______________________
 PAYER'S REQUEST FOR                                         Employer
 TAXPAYER IDENTIFICATION                               Identification Number
 NUMBER (TIN)
--------------------------------------------------------------------------------

                                    PART II

--------------------------------------------------------------------------------
 CERTIFICATION -- Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

 (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

  CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
--------------------------------------------------------------------------------

 SIGNATURE ______________________________ DATE ________________  PART III
 NAME (PLEASE PRINT) __________________________________________  Awaiting TIN
                                                                 [_]

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF THE PRINCIPAL AMOUNT OF NEW NOTES ISSUED TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

 Signature _________________________________________________Date

 Name (Please Print) _______________________________________________________


  Unless otherwise indicated under the box entitled "Special Payment Instructions" above, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" above, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Surrendered Old Note Certificates Tendered."

                    INSTRUCTIONS FOR LETTER OF TRANSMITTAL

  The following instructions form part of the terms and conditions of the Exchange Offer to exchange registered 12% Senior Secured Notes of Trans World Airlines, Inc. for any and all outstanding 12% Senior Secured Notes of Trans World Airlines, Inc.

  1. DELIVERY OF LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES. Holders of Old Notes must use the Letter of Transmittal either if Old Note Certificates are to be forwarded with the Letter of Transmittal or if tenders are to be made according to the procedures for delivery by book-entry transfer set forth in the Prospectus under "The Exchange Offer--Book-Entry Transfer." On or before the Expiration Date, tendering holders must either (a) mail or deliver to the Exchange Agent at the address set forth above Old Note Certificates for all physically tendered Old Notes, or confirmation of book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by the Letter of Transmittal or (b) comply with the guaranteed delivery procedures set forth below. Tenders of Old Notes must be made in denominations of principal amount of maturity of $1,000 and integral multiples of $1,000. Until all necessary steps have been taken to surrender the Old Notes, no certificates representing New Notes ("New Note Certificates") will be issued.

  Holders whose Old Note Certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or before the Expiration Date, or who cannot complete the procedure for book-entry transfer on or before the Expiration Date, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedures, (i) such tender must be guaranteed by an "eligible guarantor institution" (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to the Exchange Act of 1934, as amended (the "Exchange Act") (an "Eligible Institution"), (ii) on or before the Expiration Date the Exchange Agent must receive (by facsimile transmission, mail or hand delivery) from such Eligible Institution a properly completed and duly executed notice of guaranteed delivery substantially in the form provided by the Company (the "Notice of Guaranteed Delivery"), setting forth the holder's name and address, the relevant Old Note Certificate number(s) (if possible) and the principal amount at maturity of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business trading days after the Expiration

Date (A) the Eligible Institution will deposit with the Exchange Agent the Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing the Old Notes and any other documents required by the Letter of Transmittal, or (B) that book-entry transfer of such Old Notes into the Exchange Agent's account at DTC will be effected and confirmation of such book-entry transfer will be delivered to the Exchange Agent; and (iii) the Exchange Agent receives within five business trading days after the Expiration Date, such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) representing all tendered Old Notes in proper form for transfer and all other documents required by the Letter of Transmittal, or confirmation of book-entry transfer of the Old Notes into the Exchange Agent's account at DTC.

  THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING OLD NOTE CERTIFICATES AND THE LETTER OF TRANSMITTAL, TO THE EXCHANGE AGENT IS AT THE HOLDER'S ELECTION AND RISK. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, HOLDERS SHOULD ALLOW SUFFICIENT TIME TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. DO NOTE SEND LETTERS OF TRANSMITTAL OR OLD NOTE CERTIFICATES TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS ON THEIR BEHALF.

  See "The Exchange Offer" section of the Prospectus.

  2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OLD NOTES WHO TENDER BY BOOK-ENTRY TRANSFER). If less than all of the Old Notes evidenced by a submitted Old Note Certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Surrendered Old Note Certificates Tendered; Total Principal Amount of Old Notes Represented by Old Note Certificates Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on the Letter of Transmittal, promptly after the Expiration Date. ALL OLD NOTE CERTIFICATES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

  3. INADEQUATE SPACE. If the space provided is inadequate, please list on a separately attached, signed schedule the Old Notes Certificates numbers and principal amount of the Old Notes tendered thereby.

  4. SIGNATURES ON LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

  (a) If the registered holder of the Old Notes tendered hereby signs the Letter of Transmittal, the signature must correspond exactly with the name as written on the face of such Old Note Certificates without any change whatsoever.
  (b) If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

  (c) If any tendered Old Notes are registered in different names on several Old Note Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Old Notes.

  (d) When the registered holder of the Old Notes listed signs and transmits the Letter of Transmittal, no endorsements of Old Note Certificates or separate bond powers are required unless New Note Certificates are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holders. An Eligible Institution must guarantee the signatures on such Old Note Certificates. However, if a person other than the registered holder of the Old Notes listed signs the Letter of Transmittal, the Old Notes must be endorsed by the registered holder(s) or accompanied by a written instrument or instruments of transfer or exchange in form, in either case signed exactly as the name or names of the registered holder or holders appear on the Old Note Certificates. An Eligible Institution must guarantee the signatures on such Old Note Certificates or bond powers. See Instruction 1 hereto.

  (e) If the Letter of Transmittal is signed by a person other than the registered holder of any Old Note Certificates specified herein, such Old Note Certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder(s) appears on the Old Note Certificates, and an Eligible Institution must guarantee the signatures on such Old Note Certificates.

  (f) If the Letter of Transmittal or any Old Note Certificates or bond power are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, must submit to the Company proper and evidence satisfactory of their authority to so act.

  ENDORSEMENTS ON OLD NOTE CERTIFICATES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 4 MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

  SIGNATURES ON THE LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (i) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL PAYMENT INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THE LETTER OF TRANSMITTAL OR (ii) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

  5. SPECIAL ISSUANCE PAYMENT, AND DELIVERY INSTRUCTIONS. If New Note Certificates are to be issued in the name of a person other than the signer of the Letter of Transmittal, or if such New Note Certificates are to be sent to someone other than the signer of the Letter of Transmittal or to the signer at a different address, the appropriate boxes on the Letter of Transmittal should be completed.

  6. TAXPAYER IDENTIFICATION NUMBER. Federal income tax laws generally require that a tendering holder whose Old Notes are accepted for exchange to provide Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 above. For individuals, the TIN is the holder's social security number. If the Exchange Agent is not provided with the current TIN or an adequate basis for an exemption, the Internal Revenue Service may impose a $50 penalty on the holder. In addition, delivery of New Notes to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

  Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

  To prevent backup withholding, each tendering holder of Old Notes must notify the Exchange Agent of its correct TIN by completing the "Substitute Form W-9" set forth above, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the Internal Revenue Service has not notified such Noteholder that such Noteholder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

  7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Company will pay any and all transfer taxes payable on the surrender of Old Notes and the issuance of New Note Certificates. If, however, New Note Certificates and/or substitute Old Note Certificates not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, satisfactory evidence of the payment of the amount of any such transfer taxes must be submitted with the Letter of Transmittal (whether imposed on the registered holder or such other person). New Note Certificates will not be issued to such persons until satisfactory evidence of the payment of such taxes, or an exemption therefrom, is submitted. EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTE CERTIFICATES DELIVERED WITH THE LETTER OF TRANSMITTAL.

  8. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

  9. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of the Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

  Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

  10. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any holder whose Old Note Certificates have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

  11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or the Letter of Transmittal may be directed to the Exchange Agent at the address set forth above. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

  12. VALIDITY OF SURRENDER; IRREGULARITIES. All questions as to the form of all documents and the validity (including time of receipt), eligibility, acceptance and withdrawal of surrendered Old Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any or all attempted surrenders not in proper form or the acceptance of which would, in the opinion of Company's counsel, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions contained herein or any defect or irregularity in the surrender of any of the Old Notes without making a public announcement thereof and permitting the withdrawal of Old Notes surrendered to the extent required by applicable law. Neither the Company, the Exchange Agent, nor any other person will be under any duty to give notification of any defects or irregularities in surrenders or will incur any liability for failure to give any such notification. As soon as practicable, the Exchange Agent will return to the appropriate surrendering holder of Old Notes any Old Notes received by the Exchange Agent that are not properly surrendered and as to which irregularities have not be cured or waived. The Company's interpretation of the terms and conditions of the Letter of Transmittal and these instructions will be final and binding on all parties.

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